EXHIBIT 21.1

                        CECI SUBSIDIARIES

                Coso Hotsprings Intermountain Power, Inc. (CHIP)
                Incorporated in Delaware
                Capital Stock:  Owned 100% by CECI

                Coso Energy Developers (CED)
                Formed in California
                General Partnership:  48% CHIP; 52% Caithness Coso
                Holdings, L.P.

                China Lake Operating Co. (CLOC)
                Incorporated in Delaware
                Capital Stock:  Owned 100% by CECI

                Coso Finance Partners (CFP)
                Formed in California
                General Partnership:  46.3% owned by CLOC;
                53.7% ownedby ESCA I, L.P.

                Coso Technology Corporation (CTC)
                Incorporated in Delaware
                Capital Stock:  Owned 100% by CECI

                Coso Power Developers (CPD)
                Formed in California
                General Partnership:  50% owned by CTC; 50% by
                CaithnessNavy II Group, L.P.

                Coso Funding Corp. (CFC)
                Incorporated in Delaware
                General Partnership:  Owned 33% by CFP; 35% by CPD; 32% by CED

                Coso Transmission Line Partners (CTLP)
                Formed in California
                General Partnership:  Owned 50% by CED; 50% by CPD

                China Lake Geothermal Management Company (CLGMC)
                Incorporated in Delaware
                Capital Stock:  Owned 100% by CECI

                Coso Finance Partners II (CFP II)
                Formed in California
                General Partnership:  Owned 50% by CLGMC, 50% by ESCA II,L.P.

                China Lake Plant Services, Inc. (CLPSI)
                Incorporated in California
                Capital Stock:  Owned 100% by CECI

                Coso Land Company (CLC)
                Formed in California
                General Partnership:  Owned 50% by CECI; 50% by
                CaithnessGeothermal 1980, Ltd.

                China Lake Joint Venture (CLJV)
                Formed in California
                General Partnership:  Owned 50% by CECI; 50% by Caithness
                 Geothermal 1980, Ltd.

                Coso Geothermal Company (CGC)
                Formed in California
                General Partnership:  Owned 50% by CLC; 16% by CECI

                Coso Hotsprings Overland Power, Inc. (CHOP)
                Incorporated in Delaware
                Capital Stock:  Owned 100% by CECI

                CE Geothermal, Inc. (CEG)
                Incorporated in Delaware
                Capital Stock:  Owned by 100% by CECI

                Western States Geothermal Company (WSG)
                Incorporated in Delaware
                Capital Stock:  Owned 100% by CECI

                Intermountain Geothermal Company (IGC)
                Incorporated in Delaware
                Capital Stock:  Owned 100% by CECI

                CE CIS-FSU, Inc. (CCF)
                Incorporated in Delaware
                Capital Stock:  Owned 100% by CECI

                California Energy Development Corporation (CEDC)
                Incorporated in Delaware
                Capital Stock:  Owned 100% by CECI

                California Energy Yuma Corporation (CEYC)
                Incorporated in Utah
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                Capital Stock:  Owned 100% by CEDC

                Yuma Cogeneration Associates (YCA)
                Formed in Utah
                General Partnership:  Owned 50% by CEDC; 50% By CEYC

                Rose Valley Properties, Inc. (RVP)
                Incorporated in Delaware
                Capital Stock:  Owned 100% by CECI

                The Ben Holt Co. (BHC)
                Incorporated in Delaware
                Capital Stock:  Owned 100% by CECI

                CBE Engineering Co. (CBC)
                Incorporated in Delaware
                Capital Stock:  Owned 100% by CECI

                Kennebec Construction, Co. (KCC)
                Incorporated in California
                Capital Stock:  Owned 100% by BHC

                The Ben Holt International Co., Inc. (BHIC)
                Incorporated in Delaware
                Capital Stock:  Owned 100% by BHC

                CE Exploration Company (CEX)
                Incorporated in Delaware
                Capital Stock:  Owned 100% by CECI

                CE Newberry, Inc. (CEN)
                Incorporated in Delaware
                Capital Stock:  Owned 100% by CECI

                CE Humboldt, Inc. (CEH)
                Incorporated in Delaware
                Capital Stock:  Owned 100% by CECI

                California Energy International Services, Inc. (CEISI) Incorporated in Delaware
                Capital Stock:  Owned 100% by CECI

                American Pacific Finance Company (APFC)
                Incorporated in Delaware
                Capital Stock:  Owned 100% by CECI

                California Energy General Corporation (CEGC)
                Incorporated in Delaware
                Capital Stock:  Owned 100% by CECI

                CE Acquisition Company, Inc.
                Incorporated in Delaware
                Capital Stock:  Owned 100% by CECI

                CE International Investments Ltd. (CEII)
                Incorporated in Bermuda
                Capital Stock:  Owned 100% by CECI

                CE Mahanagdong Ltd.
                Incorporated in Bermuda
                Capital Stock:  Owned 100% by CEII

                CE Luzon Geothermal Power Company, Inc.
                Incorporated in the Philippines
                Capital Stock:  Owned 50% by CE Mahanagdong Ltd.;
                50% by Kiewit Energy International (Bermuda) Ltd; an industrial company has the right to acquire 10% of the equity - 5% from CE Mahanagdong Ltd. and 5% from Kiewit Energy International (Bermuda) Ltd.

                CE Philippines Ltd.
                Incorporated in Bermuda
                Capital Stock:  Owned 100% by CEII

                Ormat Cebu Ltd.
                Incorporated in Bermuda
                Capital Stock:  Owned 48% by CEII; 52% by CE Philippines Ltd.

                CE Cebu Geothermal Power Company, Inc.
                Incorporated in the Philippines
                Capital Stock: Owned 52% by Ormat Cebu Ltd.; 48% by CE Philippines Ltd.

                CE Indonesia Ltd.
                Incorporated in Bermuda
                Capital Stock:  Owned 100% by CEII

                Himpurna California Energy Ltd.
                Incorporated in Bermuda
                Capital Stock:  Owned 90% by CE Indonesia Ltd., 10% by
                P.T. Himpurna Enersindo Abadi; California Energy International Ltd. has an option to acquire an interest in P.T. Himpurna or its project company shares equal to up to 4% of the project company; under the Joint Operating Contract, Pertamina has certain rights to acquire up to 25% interest in the Joint Operating Contract, but not under the Energy Sales Contract.

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                CE Colombia Ltd.
                Incorporated in Bermuda
                Capital Stock:  Owned 100% by CEII

                Bali Energy Ltd.
                Incorporated in Bermuda
                Capital Stock: Owned 100% by CE Bali Ltd. (P.T.Pandanwangi Sekartaji has the right to purchase up to 40% of the equity for this project)

                CE Casecnan Ltd.
                Incorporated in Bermuda
                Capital Stock:  Owned 100% by CEII

                CE Latin America Ltd.
                Incorporated in Bermuda
                Capital Stock:  Owned 100% by CEII

                Patuha Power, Ltd.
                Incorporated in Bermuda
                Capital Stock: Owned 90% by CE Singapore Ltd.; 10% by P.T. Enersindo Supra Abadi, P.T. Enersindo Supra Abadi has the right to acquire an additional 20% of the project equity in certain circumstances and for a limited time; under the Joint Operating Contract, Pertamina has certain rights to acquire up to a 25% interest in the Joint Operating Contract, but not under the Energy Sales Agreement.

                CE Singapore Ltd.
                Incorporated in Bermuda
                Capital Stock:  Owned 100% by CEII

                California Energy International Ltd.
                Incorporated in Bermuda
                Capital Stock:  Owned 100% by CEII

                CE Casecnan Water and Energy Company, Inc.
                Incorporated in the Philippines
                Capital Stock: Owned 100% by CE Casecnan Ltd.; LaPrairie Group Contractors (International) Ltd. and San Lorenzo Ruiz Builders & Developers Group, Inc. each are entitled to a 15% equity interest

                CE Bali Ltd.
                Incorporated in Bermuda
                Capital Stock:  Owned 100% by CEII

                CE Ijen Ltd.
                Incorporated in Bermuda
                Capital Stock:  Owned 100% by CEII

                Kiewit Joint Venture Agreement
                Nebraska Contractual Joint Venture
                Parent has a right to 50% of covered international projects; Kiewit Diversified Group, Inc. and Kiewit Construction Group, Inc. have a right to a 50% participation in covered projects

        Certain of CECI's subsidiaries recently formed in Bermuda as offshore holding companies have not yet been fully capitalized, the capitalization of which taken together would not have a material adverse effect on CECI's results of operations.